UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

☒	Filed by the Registrant
☐	Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

CLARITEV CORPORATION

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check all boxes that apply):
☒	No fee required.
☐	Fee computed on table in exhibit per Exchange Act Rules 14a-6(i)(1) and 0-11.
☐	Fee paid previously with preliminary materials.

Your **Vote** Counts!

CLARITEV CORPORATION

2025 Annual Meeting
Vote by April 29, 2025
11:59 PM ET

CLARITEV CORPORATION
7900 TYSONS ONE PLACE, SUITE 400
MCLEAN, VIRGINIA 22102

V64768-P26581

You invested in CLARITEV CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on April 30, 2025.**

Get informed before you vote

View the Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 16, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

April 30, 2025
9:00 AM EDT

Virtually at:
www.virtualshareholdermeeting.com/CTEV2025

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of the three Class II nominees named in the proxy statement to our Board of Directors. **Nominees:** 01) Richard A. Clarke 02) Julie D. Klapstein 03) Jason Kap	For
2. Ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal 2025.	For
3. Advisory vote to approve the compensation of our named executive officers.	For
4. Approval of the Amendment to the Claritev Corporation 2020 Omnibus Incentive Plan.	For

NOTE: Stockholders will also transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V64769-P26581